Basis of Presentation	6 Months Ended
Apr. 30, 2020
Text Block [Abstract]
Basis of Presentation
Note 1: Basis of Presentation
Bank of Montreal (“the bank”) is a chartered bank under the
Bank Act (Canada)
and is a public company incorporated in Canada. We are a highly diversified financial services company, providing a broad range of personal and commercial banking, wealth management and investment banking products and services. The bank’s head office is at 129 rue Saint Jacques, Montreal, Quebec. Our executive offices are at 100 King Street West, 1 First Canadian Place, Toronto, Ontario. Our common shares are listed on the Toronto Stock Exchange (“TSX”) and the New York Stock Exchange.
These condensed interim consolidated financial statements have been prepared in accordance with International Accounting Standard 34,
Interim Financial Reporting
as issued by the International Accounting Standards Board (“IASB”) using the same accounting policies as disclosed in our annual consolidated financial statements for the year ended October 31, 2019, with the exception of the adoption of IFRS 16
Leases
, IFRS Interpretations Committee Interpretation 23
Uncertainty Over Income Tax Treatments
(“IFRIC 23”)
and Amendments to IAS 39
Financial Instruments: Recognition and Measurement
(“IAS 39”) and IFRS 7
Financial Instruments: Disclosures
(“IFRS 7”), as a result of interest rate benchmark reform
discussed below. These condensed interim consolidated financial statements should be read in conjunction with the notes to our annual consolidated financial statements for the year ended October 31, 2019 as set out on pages 142 to 207 of our 2019 Annual Report. We also comply with interpretations of International Financial Reporting Standards (“IFRS”) by our regulator, the Office of the Superintendent of Financial Institutions of Canada (“OSFI”). These interim consolidated financial statements were authorized for issue by the Board of Directors on May 27, 2020.
Changes in Accounting Policy
Leases
Effective November 1, 2019, we adopted IFRS 16
Leases
(“IFRS 16”), which provides guidance whereby lessees are required to recognize a liability for the present value of future lease payments and record a corresponding asset on the balance sheet for most leases. There are minimal changes to the accounting from the lessor’s perspective.
The main impact for the bank is recording real estate leases on the balance sheet. Previously most of our real estate leases were classified as operating leases, whereby we recorded the lease expense over the lease term with no asset or liability recorded on the balance sheet other than related leasehold improvements. On adoption, we elected to exclude intangibles from the scope of lease accounting.
We recalculated the
right-of-use
asset as if we had always applied IFRS 16 for a selection of leases and for the remaining leases, we set the right-of-use
asset equal to the lease liability. We will continue to account for low dollar value leases as executory contracts with lease expense recorded over the lease term and no corresponding right-of-use
asset or lease liability. In addition, we combined lease and non-lease
components (for example maintenance and utilities that have fixed payments) in the calculation of right-of-use
assets and lease liabilities when applicable.
On transition, we recognized the cumulative effect of adoption in opening retained earnings as at November 1, 2019 with no changes to prior periods. The impact to the Consolidated Balance Sheet as at November 1, 2019 was an increase in premises and equipment of $1,965 million, an increase in other liabilities of $2,024 million, and a decrease in retained earnings of $80 million ($59 million after tax).
The following table sets out a reconciliation of our operating lease commitments, as disclosed under IAS 17
Leases
as at October 31, 2019, which were used to derive the lease liabilities as at November 1, 2019.

(Canadian $ in millions)	November 1, 2019
Operating lease commitment at October 31, 2019 as disclosed in our consolidated financial statements	3,800
Discounted using the incremental borrowing rate at November 1, 2019	(310)
Finance lease liabilities recognized as at October 31, 2019	41
Recognition exemption for low-value asset leases	(13)
Extension and termination options reasonably certain to be exercised	37
Executory costs not included in the lease liability	(166)
Leases signed but not yet started	(1,222)
Lease liabilities recognized at November 1, 2019	2,167
When measuring lease liabilities, we discounted lease payments using our incremental borrowing rate at November 1, 2019. The weighted-average rate applied was 2.52%.
When we enter into new arrangements as a lessee, a
right-of-use
asset is recognized equal to the lease liability, which is calculated based on the future lease payments discounted at our incremental borrowing rate over the lease term. The lease term is based on the non-cancellable
period and includes any options to extend or terminate which we are reasonably certain to exercise.
The
right-of-use
asset is depreciated on a straight-line basis, based on the shorter of useful life of the underlying asset or the lease term, and is adjusted for impairment losses, if any.
The lease liability accretes interest which is recognized in interest expense, other liabilities, based on the effective interest method over the lease term. The lease liability is remeasured when decisions are made to exercise options under the lease arrangement or when the likelihood of exercising an option within the lease changes.
Amounts relating to leases of low value are expensed when incurred in non-interest
expense, premises and equipment.
Uncertainty Over Income Tax Treatment
Effective November 1, 2019, we adopted IFRIC 23. The Interpretation clarifies the recognition and measurement requirements in IAS 12 Income Taxes when there is uncertainty over income tax treatments. The Interpretation had no impact on our financial results on adoption.
Interbank Offered Rate (“IBOR”) Reform
Effective November 1, 2019, we early adopted the IASB’s Phase 1 amendments to IAS 39 and IFRS 7, which provide hedge accounting relief from the uncertainty arising from IBOR reform during the period prior to replacement of IBORs. These amendments modify certain hedge accounting requirements, allowing us to assume the interest rate benchmark on which the cash flows of the hedged item and the hedging instrument are based are not altered as a result of IBOR reform, allowing hedge accounting to continue. They also provide an exception from the requirement to discontinue hedge accounting if a hedging relationship does not meet the effectiveness requirements as a result of IBOR reform.
Mandatory application of the amendments ends at the earlier of when the uncertainty regarding the timing and amount of interest rate benchmark-based cash flows is no longer present and discontinuation of the hedging relationship.
Under IBOR reform, certain benchmark rates may be subject to discontinuance, changes in methodology, increased volatility or decreased liquidity during the transition from IBORs to alternative rates. Banks will cease rate submissions for the calculation of the London Interbank Offered Rates after December 31, 2021.
In order to manage the transition from IBORs to alternative rates, our enterprise-wide IBOR Transition Office is evaluating potential changes to market infrastructures on our risk framework, models, systems and processes, and reviewing legal documents to ensure the bank is prepared prior to the cessation of IBORs. We will apply judgment with respect to the need for new or revised hedging relationships; however, given market uncertainty, the assessment of the impact on the bank’s hedging relationships and its mitigation plans are in the early stages. The notional amount of the derivatives likely subject to IBOR reform designated as hedging instruments that mature after December 31, 2021 was $85,727 million of USD LIBOR and $1,560 million of other potentially impacted IBORs as at November 1, 2019.
Use of Estimates and Judgments
The preparation of the consolidated financial statements requires management to use estimates and assumptions that affect the carrying amounts of certain assets and liabilities, certain amounts reported in net income and other related disclosures. The most significant assets and liabilities for which we must make estimates and judgments include allowance for credit losses; financial instruments measured at fair value; pension and other employee future benefits; impairment of securities; income taxes and deferred tax assets; goodwill and intangible assets; insurance-related liabilities; provisions and transfer of financial assets and consolidation of structured entities. If actual results were to differ from the estimates, the impact would be recorded in future periods.
The full extent of the impact that COVID-19, including government and/or regulatory responses to the outbreak, will have on the Canadian and US economies and the bank’s business is highly uncertain and difficult to predict at this time. By their very nature, the judgments and estimates we make for the purposes of preparing our financial statements relate to matters that are inherently uncertain. However, we have detailed policies and internal controls that are intended to ensure these judgments and estimates are well controlled, independently reviewed, and our policies are consistently applied from period to period. We believe that our estimates of the value of our assets and liabilities are appropriate as at April 30, 2020.
Allowance for Credit Losses
As detailed further in Note 1 of our annual consolidated financial statements for the year ended October 31, 2019 on page 144 of the Annual Report, the allowance for credit losses (“ACL”) consists of allowances on impaired loans, which represent estimated losses related to impaired loans in the portfolio provided for but not yet written off, and allowances on performing loans, which is our best estimate of impairment in the existing portfolio for loans that have not yet been individually identified as impaired.
The expected credit loss model requires the recognition of credit losses generally based on 12 months of expected losses for performing loans and the recognition of lifetime losses on performing loans that have experienced a significant increase in credit risk since origination.
The determination of a significant increase in credit risk takes into account many different factors and varies by product and risk segment. The main factors considered in making this determination are relative changes in probability of default since origination, and certain other criteria, such as 30-day past due and watchlist status. We may apply experienced credit judgment to reflect factors not captured in the ECL models, based on the results produced by the ECL models as we deem necessary. In cases where borrowers have opted to participate in payment deferral programs we offered as a result of the COVID-19 pandemic, deferred payments are not considered to be past due and do not on their own indicate a significant increase in credit risk.
The judgments we apply in determining the ACL include changes in circumstances that may cause future assessments of credit risk to be materially different from current assessments, which could require an increase or decrease in the allowance for credit losses.
Additional information regarding the allowance for credit losses is included in Note 3.
Financial Instruments Measured at Fair Value
Our fair value measurement techniques have not changed from those outlined in Note 17 of our annual consolidated financial statements for the year ended October 31, 2019 on pages 180 to 181 of the Annual Report. Additional information on fair value of financial instruments is included in Note 7.
Income Taxes and Deferred Tax Assets
Deferred tax assets are recognized only when it is probable that sufficient taxable profit will be available in future periods against which deductible temporary differences or unused taxes losses and tax credits may be realized. On the evidence available, including management projections of income, we believe that it is probable there will be sufficient taxable income generated by our business operations to recognize these deferred tax assets.
Additional information on income taxes is included in Note 11.
Goodwill and Intangible Assets
As a result of the current economic conditions due to the COVID-19 pandemic and the impact on our business performance, we reassessed the recoverable value of goodwill for certain cash-generating units (CGUs) by updating key assumptions, including the estimated cost of capital, discount rates as well as the actual and future business performance of the CGUs. Indefinite-life intangible assets were also reviewed for impairment. We concluded that the fair value less costs to sell continue to exceed the carrying value of these CGUs and indefinite-life intangible assets and therefore no impairment write-downs were recorded in the three and six-months ended April 30, 2020.
Provisions
A provision, including for restructuring, is recognized if, as a result of a past event, the bank has a present legal or constructive obligation that can be estimated reliably, and it is probable that an outflow of economic benefits will be required to settle the obligation. Provisions are recorded at the best estimate of the amounts required to settle the obligation as at the balance sheet date, taking into account the risks and uncertainties associated with the obligation. Management and external experts are involved in estimating any provision, as necessary. The actual costs of settling some obligations may be substantially higher or lower than the amounts of the provisions.
Additional information on legal proceedings is included in Note 13.
Transfer of Assets and Consolidation of Structured Entities
We enter into transactions in which we transfer assets to a structured entity or third party to obtain alternate sources of funding. We assess whether substantially all of the risks and rewards of or control over the loans have been transferred to determine if they qualify for derecognition. Where we continue to be exposed to substantially all of the repayment, interest rate and/or credit risk associated with the securitized loans, they do not qualify for derecognition. We continue to recognize the loans and the related cash proceeds as secured financing in our Consolidated Balance Sheet.
Further details of our assessment of certain government offered programs launched in response to the impact of COVID-19 against the derecognition criteria is discussed in Note 3.